Summary Prospectus July 29, 2010 BUFFALO BALANCED FUND (BUFBX) www.buffalo funds.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated July 29, 2010 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.buffalofunds.com/documents.html.  You can also get this information at no cost by calling 1-800-49-BUFFALO (1-800-492-8332) or by sending an email request to info@buffalofunds.com.

INVESTMENT OBJECTIVES
The investment objectives of the Buffalo Balanced Fund (“Balanced Fund” or the “Fund”) are long-term growth of capital and, as a secondary objective, the generation of high current income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses*	1.05%
      *The Total Annual Fund Operating Expenses for the Balanced Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate share of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Balanced Fund	$107	$334	$579	$1,283

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its investment objective, the Balanced Fund invests in domestic common stocks, preferred stocks, rights, warrants, convertible preferred stocks, convertible debt securities, corporate debt securities, both rated and unrated, and higher-yielding, high-risk debt securities rated below investment grade by the major rating agencies (or in similar unrated securities), commonly known as “junk bonds.”  With respect to its investments in equity securities, the Balanced Fund may invest in companies in any sector and of any size of market capitalization; provided, however, that Kornitzer Capital Management Inc., the Fund’s investment advisor (the “Advisor”), believes that an investment in the company’s securities is consistent with the Fund’s investment objectives.  The Fund may invest up to 25% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”) and securities of foreign companies that are traded on U.S. stock exchanges.

The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns.  The Balanced Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values.  Usually the Advisor will invest at least 25% of the Balanced Fund’s assets in equity securities and at least 25% in debt securities.  The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be 10 or less.

With respect to debt securities, the Advisor performs extensive fundamental investment research to identify investment opportunities for the Balanced Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Balanced Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s Investors Service, Inc. (“Moody’s) or Standard & Poor’s Ratings Group (“S&P”), as well as the issuers of debt not rated by Moody’s or S&P.  The Fund will not purchase a debt security that is rated less than Caa/CCC by Moody’s or S&P, respectively, and will only purchase an unrated debt security if the Advisor believes that the security is of at least B quality, subject to a limitation that the Fund may not hold more than 20% of its net assets in debt securities that are rated less than B or that are unrated.  The Fund has no limitations on principal, interest or reset terms on debt securities held in the Fund.

With respect to equity securities, the Advisor emphasizes dividend-paying stocks that over time have exhibited consistent growth of dividends.  The Advisor may sell the Balanced Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS
The Balanced Fund cannot guarantee that it will achieve its investment objectives.  As with any mutual fund, the value of the Balanced Fund’s investments may fluctuate.  If the value of the Balanced Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the Balanced Fund’s principal investment strategies are:

Market Risk – The value of the Balanced Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Balanced Fund, and you could lose money.

Management Risk – Management risk means that your investment in the Balanced Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Equity Market Risk – Equity securities held by the Balanced Fund may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.

Common Stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Preferred Stock.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Warrants.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Rights.  The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right is not exercised prior to its expiration.  Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price.

Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

Mid-Cap Company Risk – Investing in mid-cap companies may involve greater risk than investing in large-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than large-cap companies.

Small-Cap Company Risk – Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths.  Therefore, such securities may be more volatile and less liquid than mid- and large-cap companies.

International Risk – Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

Debt Securities Risk – Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High Yield Risk – The Balanced Fund invests in higher-yielding, high-risk bonds (“junk bonds”).  These lower-rated bonds have a greater degree of default risk.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

PERFORMANCE
The performance information provides some indication of the risks of investing in the Balanced Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The Balanced Fund is discontinuing the use of the S&P 500 Index® as the primary index and replacing it with the S&P 500 Index® and Merrill Lynch High Yield Master Index® Weighted Average in future prospectuses.  The Fund believes that use of the S&P 500 Index® and Merrill Lynch High Yield Master Index® Weighted Average provides a better comparative benchmark than the S&P 500 Index®.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the Balanced Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

BALANCED FUND
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return (through June 30, 2010) = (2.33)%
Best Quarter through December 31, 2009: June 30, 2003 = 14.83%
Worst Quarter through December 31, 2009: December 31, 2008 = (20.62%)

Average Annual Total Returns for the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Balanced Fund
Return Before Taxes	31.07%	4.52%	5.06%
Return After Taxes on Distributions	29.86%	3.55%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	20.59%	3.51%	3.80%
S&P 500 Index® and Merrill Lynch High Yield Master Index® Weighted Average	38.21%	2.84%	2.26%
S&P 500 Index®	26.46%	0.42%	-0.95%
Lipper Balanced Funds Index®	23.35%	2.64%	2.79%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the Balanced Fund’s investment advisor.

Portfolio Manager. John Kornitzer, President and Chief Investment Officer of KCM, has served as the portfolio manager of the Balanced Fund since January 2003.

PURCHASE AND SALE OF FUND SHARES
Investors may purchase or redeem Fund shares on any business day by written request (Buffalo Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), wire transfer, telephone at 1-800-49-BUFFALO or (800) 492-8332, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amount
	Initial	Subsequent
Regular Accounts (unless opened via an exchange)	$ 2,500	$ 100
Exchange from another Buffalo Fund	$ 1,000	$ 100
Automatic Investment Plan	$ 100	$ 100
IRA and Uniform Transfer/Gifts to Minors Accounts	$ 250	$ 100
SEPs, Coverdell ESAs, and SAR-SEPs	$ 250	$ 100

TAX INFORMATION
Fund distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.